Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made and entered into as of [________], 2016, by and among MetaStat, Inc., a Nevada corporation (the “Company”), and each of the eligible investors who executes this Agreement and whose names are set forth on the signature pages hereto (individually, a “Subscriber” and collectively, the “Subscribers”).

RECITALS

WHEREAS, the Company is conducting a private placement (the “Offering”) of units (each a “Unit” and collectively the “Units”) to Subscribers who qualify as “accredited investors”, as such term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the Company is offering up to a maximum of (the “Maximum Offering”) 2,000 Units or $20,000,000, using certain non-exclusive registered agents (each an “Agent” and collectively the “Agents”);

WHEREAS, each Unit consists of (i) 5,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) at an effective price of $2.00 per share (the “Effective Price”), and (ii) a warrant to purchase 2,500 shares of Common Stock at a purchase price of $3.00 per share and a term of 5 years (the “Warrants”);

WHEREAS, the offering price is $10,000 per Unit (the “Purchase Price”);

WHEREAS, the Units are being offered pursuant to the Company’s Confidential Private Placement Memorandum (together with all exhibits, appendices, schedules, supplements and amendments thereto, collectively the “Memorandum”), to which this Agreement is attached as Exhibit A;

WHEREAS, the Units will be offered through September 30, 2016, subject to an extension for up to an additional 30-day period as the Company and the Agents may mutually agree (the “Termination Date”),

WHEREAS, the Company may conduct an initial closing on an amount mutually agreed by the Company and the Agents (the “Initial Closing”) or one or more subsequent closings at any time following the Initial Closing on or before the Termination Date. The Company may accept or reject subscriptions in whole or in part in its discretion for any reason;

WHEREAS, following one or more closings in which 1 Unit or $10,000 has been subscribed for in cash, certain Subscribers may surrender outstanding indebtedness in the aggregate amount of up to $825,000 owed by the Company as evidenced by promissory notes held by such Subscribers for Units in lieu of paying the Purchase Price in cash (the “Non-Convertible OID Note Exchange”), and following one or more closings in which an aggregate of 150.5 Units or $1,505,000 has been subscribed for in cash, certain Subscribers may surrender outstanding indebtedness in the aggregate amount of up to $1,326,000 owed by the Company as evidenced by promissory notes held by such Subscribers for Units in lieu of paying the Purchase Price in cash (the “Promissory Note Exchange” and together with the Non-Convertible OID Note Exchange, the “Note Exchange”), as more fully described in the Memorandum;

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act; and

WHEREAS, the Subscriber desires to purchase and the Company desires to sell that amount of Units set forth on the signature page hereof on the terms and conditions hereinafter set forth;

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Subscribers hereby agree as follows:

ARTICLE I

Subscription for Units

Section 1.1                      Subscription. The Company is offering to each Subscriber and each Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company the number of Units as set forth on such Subscriber’s signature page hereto at a Purchase Price of $10,000 per Unit for aggregate consideration as set forth on the Subscriber’s signature page hereto (the “Subscription Proceeds”), subject to a minimum subscription of one (1) Unit ($10,000), unless the Company in its sole discretion agrees to accept a subscription for a lesser number of Units. All subscriptions are irrevocable by the Subscriber. The subscription is not transferable or assignable by the Subscriber.

Section 1.2                      Payment.

(a)           The Subscription Proceeds shall be paid to Signature Bank, as escrow agent for the Company (the “Escrow Agent”), by wire transfer of immediately available funds in U.S. dollars (or in the form of a personal or cashier’s check) in accordance with the wire and delivery instructions attached hereto as Exhibit A. The Subscription Proceeds must accompany the documents indicated in Section 1.3 below.

(b)           If the Subscription Proceeds are paid to the Escrow Agent, the Subscriber acknowledges and agrees that this Agreement and any other documents delivered in connection herewith will be held by certain Agents on behalf of the Company, and any Subscription Proceeds will be deposited in an escrow account (the “Escrow Account”), held by the Escrow Agent. In the event that this Agreement is not accepted in whole or in part by the Company for whatever reason, this Agreement and any other documents delivered in connection herewith will be returned to the Subscriber by the Agents at the address of the Subscriber as set forth on the Subscriber’s signature page hereto, and any Subscription Proceeds deposited in the Escrow Account shall be returned to the Subscriber by the Escrow Agent in accordance with the payment information provided by the Agent to the Escrow Agent.

(c)           In connection with the Note Exchange, certain Subscribers who are holders of the Company’s indebtedness in an amount of up to $2,151,000 may tender their indebtedness in the form of promissory notes to the Company in lieu of payment of the Subscription Proceeds as described in Section 1.2(a) above.

Section 1.3                      Documents Required from Subscriber. In order to subscribe for the Units, each Subscriber will be required to complete, execute and deliver to the Company the following:

(i)	this Agreement;
(ii)	the Confidential Private Subscriber Questionnaire, which is attached as Exhibit B to the Memorandum; and
(iii)	the Registration Rights Agreement, which is attached as Exhibit C to the Memorandum.

Section 1.4       Obligations of the Escrow Agent. The Subscription Proceeds may be deposited by the Subscriber on behalf of certain Agents in the Escrow Account pursuant to the instructions in Exhibit A attached hereto. The Subscriber agrees that the Escrow Agent shall have no accountability or obligations to the Subscriber whatsoever, and acknowledges that the Escrow Agent is accountable only to the Company and certain Agents. The Subscriber agrees that when the Subscription Proceeds are deposited in the Escrow Account, the Escrow Agent’s only duty shall be to deliver the Subscription Proceeds to the Company or its designees, all solely according to payment instructions submitted jointly by the Company and certain Agents (the “Payment Instructions”), and the Escrow Agent shall require no further instructions from the Subscriber in delivering the same to the Company or its designees. In the event the Company rejects this subscription in whole or in part, the Escrow Agent shall return the Subscription Proceeds directly to the investor without interest or deduction there from. The proceeds of the Escrow Account shall be distributed in accordance with Section 1.5.

Section 1.5                      Closings. The Initial Closing  of the purchase and sale of the Units to be acquired by the Subscribers from the Company under this Agreement shall take place at such time as Subscribers have executed this Agreement to purchase an amount as mutually agreed by the Company and the Agents (which amount shall not include the Note Exchange pursuant to the terms of Section 1.2(c) hereof), and all of the conditions applicable to the Initial Closing shall have been fulfilled or waived in accordance herewith (the “Initial Closing Date”). After the Initial Closing, the Company may conduct any number of additional closings at any time (each, an “Additional Closing” and, together with the Initial Closing, a “Closing”) so long as the final Additional Closing occurs on or before the Termination Date. Subject to all conditions to Closing having been satisfied or waived, each Closing shall take place at such time and place as the parties shall agree (a “Closing Date”). For purposes of this Agreement, a “business day” means a day (A) other than Saturday or Sunday and (B) on which commercial banks are open for business in New York City, New York. Closing of the Offering of the Units shall occur in the following manner:

(a)           The Escrow Agent shall upon notice of a Closing Date jointly from the Company and certain Agents, release to the Company or its designees the proceeds of the Offering in accordance with the Payment Instructions.

(b)           Within five (5) business days after each Closing Date, the Company shall irrevocably instruct its transfer agent to deliver to the Subscriber one or more stock certificates bearing the restrictive legends described herein, evidencing such number of Shares equal to 5,000 multiplied by the number of Units the Subscriber is purchasing as is set forth on Subscriber’s signature page hereto.

Section 1.6                      Price Protection. For a period of one hundred eighty (180) days following the final Closing Date, so long as any Subscriber holds any Shares, if the Company, at any time following the date hereof, issues any Additional Securities (as defined below) at a price per such Additional Security lower than the Effective Price (i.e., $2.00 per share, subject to adjustment for any stock dividends, combinations, splits, recapitalizations and the like with respect to the Company’s Common Stock following the date hereof) (such lower price, the “Subsequent Offering Price”), upon each such issuance the Company shall promptly cause to be issued and delivered to each Subscriber such additional shares of Common Stock (“Ratchet Shares”) equal to the excess of (A) the quotient of such Subscriber’s aggregate Purchase Price hereunder divided by the Subsequent Offering Price (calculated, in the event of any security convertible into or exercisable for shares of Common Stock, based on the conversion or exercise price per share) minus (B) the sum of the number of Shares originally issued hereunder and the number of Ratchet Shares, if any, issued pursuant to this Agreement prior to issuance of such additional Ratchet Shares. Additionally, in connection with any such issuance of Ratchet Shares, the Company shall promptly cause to be issued and delivered to each Subscriber, Warrants to purchase such number of shares of Common Stock equal to 50% of the number of any Ratchet Shares issued to such Subscriber. As used herein (and except as provided in the next succeeding sentence), “Additional Securities” means shares of Common Stock, any other capital stock of the Company, or any evidences of indebtedness or other securities representing or directly or indirectly convertible into or exchangeable for capital stock of the Company; provided, however, that if shares of Common Stock are offered as units together with any other rights (whether warrants, other securities representing or directly or indirectly convertible into or exchangeable for share capital of the Company, or other rights), the “Subsequent Offering Price” shall be the price paid for each “unit” in such offering, which unit shall be comprised of (i) one share of Common Stock plus (ii) a number of such other rights as is equal to (x) the aggregate number of such other rights offered in such transaction divided by (y) the aggregate number of shares of Common Stock offered in such transaction. “Additional Securities” shall exclude: (i) stock options, shares of Common Stock and other stock awards issued to employees or directors of, or consultants or advisors to, the Company pursuant to its 2012 Incentive Plan, as in effect on the date hereof and described in the Commission Documents or pursuant to any other stock option plan, agreement or arrangement approved by the Company’s board of directors and/or governed by the 2012 Incentive Plan; (ii) shares of Common Stock actually issued upon the exercise of options, warrants or other convertible securities outstanding on the date hereof, in each case provided such issuance is pursuant to the terms of such option, warrant or convertible security; (iii) shares of Common Stock issued by the Company as consideration for the acquisition of all of the equity securities and voting rights, or all or substantially all of the assets, of any person or other reorganization or joint venture, in each case in a transaction approved by the board of directors of the Company and, if required under applicable law or stock exchange regulations, the Company’s stockholders; (iv) shares of Common Stock issued by reason of a dividend, stock split, split-up or other distribution on ordinary shares; (v) shares of Common Stock, options or other securities convertible into, or exercisable for, shares of Common Stock issued (a) in connection with the acquisition of, or licensing arrangements for, pharmaceutical products, (b) to suppliers or third party service providers in connection with the provision of goods or services or (c) in connection with sponsored research, collaboration, technology license, development, OEM, marketing or other similar agreements or strategic partnerships, in each case pursuant to transactions approved by the Board of Directors of the Company and not in connection with a capital raising transaction; or (vi) any shares of Series B Preferred Stock or dividends thereon issued on or after the date hereof (any securities issued as described in clauses (i) through (vi), collectively, “Excluded Securities”). For the avoidance of doubt, Excluded Securities (and the proceeds from the issuance thereof) shall not be included in the calculation of the aggregate gross proceeds to the Company from sales of Additional Securities for purposes of this Section 1.6.

ARTICLE II

Representations and Warranties of the Company

Section 2.1                      Representations and Warranties of the Company. Except as set forth on the Company Disclosure Schedule attached hereto, and made a part hereof, the Company hereby represents and warrants to the Subscribers, as of the date of each Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), as follows:

(a)           Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted. The Company is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect on the Company’s consolidated financial condition. “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of the Company and its Subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement or the Transaction Documents (as defined below) in any material respect.

(b)           Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Warrants and any other document in connection with the Memorandum (collectively, the “Transaction Documents”), to carry out the provisions of Transaction Documents and to issue and sell the Units in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its board of directors or stockholders is required. Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

(c)           Internal Documents. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of its articles of incorporation, by-laws or other organizational or charter documents including, but not limited to, all documents setting forth and/or establishing the terms, rights, conditions and/or limitations of any of the Company’s stock (the “Internal Documents”), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases (other than clause (i) above) are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.

(d)           Issuance of Units, Etc. The Units, the Shares and the Warrants comprising the Units, to be issued at each Closing have been duly authorized by all necessary corporate action and the Shares, when paid for or issued in accordance with the terms hereof, will be validly issued and outstanding, fully paid and nonassessable and, immediately after each Closing, the Subscribers will be the owners of all of such securities and have good and valid title to all of such securities, free and clear of all encumbrances, except as may be imposed under federal and state securities laws. When the shares of Common Stock underlying the Warrants (the “Warrant Shares”) are issued in accordance with the terms of the Warrants, such Warrant Shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and nonassessable, and the holders will be entitled to all rights accorded to a holder of Common Stock and will be the record and beneficial owners of all of such securities and have good and valid title to all of such securities, free and clear of all encumbrances.

(e)           Subsidiaries. Each Subsidiary has been duly incorporated or otherwise organized and is validly existing and in good standing in each of their respective jurisdictions of incorporation or organization.  Each Subsidiary is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.  For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. MetaStat Biomedical Corporation, a Delaware corporation, is wholly owned by the Company and is the Company’s only Subsidiary.

(f)         Commission Documents, Financial Statements. For the two year period preceding the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has not provided to the Subscribers any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than (i) with respect to the transactions contemplated by this Agreement, or (ii) pursuant to a non-disclosure or confidentiality agreement signed by the Subscribers, if any. At the time of the respective filings, the Form 10-K’s and the Form 10-Q’s filed during the two-year period preceding the date hereof complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents. The financial statements of the Company included in the Commission Documents (the “Financial Statements”) complied as of their respective filing dates as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in the Financial Statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company is an issuer that is subject to Rule 144(i) under the Securities Act.

(g)           No Material Adverse Effect. Since February 29, 2016, neither the Company, nor any Subsidiary has experienced or suffered any Material Adverse Effect.

(h)           No Undisclosed Events or Circumstances.  No event or circumstance has occurred or exists with respect to the Company or any Subsidiary or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(i)           Memorandum, Use of Proceeds. The Memorandum, as of its date or such later date on which the Memorandum is amended or supplemented, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company hereby covenants to use the monies raised from the Offering as described in the “Use of Proceeds” section of the Memorandum.

(j)           Title to Assets. Each of the Company and its Subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the Financial Statements free and clear of any Lien. All leases are valid and subsisting and in full force and effect.

(k)           Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any Subsidiary (i) which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto or (ii) involving any of their respective properties or assets. To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company or any Subsidiary or any of their respective executive officers or directors in their capacities as such.

(l)           Compliance with Law. The Company and each Subsidiary have all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(m)           No Violation of Law.  The business of the Company and each Subsidiary is not being conducted in violation of any federal, state, local or foreign governmental laws, or rules, regulations and ordinances of any of any governmental entity, except for possible violations which singularly or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company is not required under federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Units in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing).

(n)           Taxes. The Company and each Subsidiary, to the extent its applicable, has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the consolidated financial statements of the Company for all current taxes and other charges to which the Company or any Subsidiary, if any, is subject and which are not currently due and payable. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal, state or foreign) of any nature whatsoever, whether pending or threatened against the Company or any Subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

(o)           Intellectual Property. Each of the Company and its Subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, if any, and all rights with respect to the foregoing, if any, which are necessary for the conduct of their respective business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). The Company has not received a written notice that any of the Intellectual Property Rights used by the Company violates or infringes upon the rights of any person. There is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by any person that the Company’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of another. To the Company’s knowledge, there is no existing infringement by another person of any of the Intellectual Property Rights that would have or would reasonably be expected to have a Material Adverse Effect. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(p)           Securities Act of 1933. Assuming the accuracy of the representations and warranties of the Subscribers set forth in Section 3.1 hereof, the Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares and Warrants hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the shares of Common Stock and the Warrants in violation of the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the shares of Common Stock and the Warrants.

(q)           Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D, Current Report on Form 8-K and a registration statement or statements pursuant to the Registration Rights Agreement, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Shares, or for the performance by the Company of its obligations under the Transaction Documents.

(r)           Investment Company Act. The Company is not, and is not an affiliate of, and immediately after receipt of payment for the Securities, will not be or be an affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.  The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(s)           No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering and/or sale of the Units pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Units pursuant to Rule 506 under the Securities Act, nor will the Company or any of its affiliates take any action or steps that would cause the offering and/or sale of the Units to be integrated with other offerings.

(t)           Sarbanes-Oxley Act. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and for which compliance by the Company is required as of the date hereof.  The Company has established disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(u)           Certain Fees. Except as disclosed in the Memorandum, no brokers fees, finders’ fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement and the other Transaction Documents.

(v)           Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the OTCQB to the effect that the Company is not in compliance with the listing or maintenance requirements of the OTCQB. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

ARTICLE III

Representations and Warranties of the Subscribers

Section 3.1                      Representations and Warranties of Each of the Subscribers. Each Subscriber, severally and not jointly with the other Subscribers, hereby makes the following representations and warranties to the Company as of the date hereof, with respect solely to itself and not with respect to any other Subscriber:

(a)           Authorization and Power. Each Subscriber has the requisite power and authority to enter into and perform this Agreement and each of the other Transaction Documents to which such Subscriber is a party and to purchase the Units being sold to it hereunder. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Subscriber is a party by such Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Subscriber or its board of directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement and each of the other Transaction Documents to which such Subscriber is a party has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms hereof.

(b)           No Conflicts. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Subscriber is a party and the consummation by such Subscriber of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Subscriber’s charter documents, bylaws, operating agreement, partnership agreement or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Subscriber). Such Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or any other Transaction Document to which such Subscriber is a party or to purchase the Units in accordance with the terms hereof, provided, that for purposes of the representation made in this sentence, such Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(c)           Status of Subscribers. Such Subscriber is an “accredited investor” as defined in Regulation D under the Securities Act and as set forth on such Confidential Private Subscriber Questionnaire attached as Exhibit B to the Memorandum. Such Subscriber is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Subscriber is not a broker-dealer, nor an affiliate of a broker-dealer, unless indicated on such Confidential Private Subscriber Questionnaire.

(d)           Acquisition for Investment. Such Subscriber is acquiring the Units and underlying securities solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution. Such Subscriber does not have a present intention to sell Units or underlying securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Units or underlying securities to or through any person or entity; provided, however, that by making the representations herein, such Subscriber does not agree to hold the Units or underlying securities for any minimum or other specific term and reserves the right to dispose of the Units or underlying securities at any time in accordance with federal and state securities laws applicable to such disposition. Each Subscriber acknowledges that it is able to bear the financial risks associated with an investment in the Units and that it has been given full access to such records of the Company and to the officers of the Company and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company.

(e)           Opportunities for Additional Information. Such Subscriber acknowledges that such Subscriber has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company.

(f)           No General Solicitation. Such Subscriber acknowledges that the Units and the underlying securities were not offered to such Subscriber by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Subscriber was invited by any of the foregoing means of communications.

(g)           Rule 144. Such Subscriber understands that the Units and the Shares and Warrants comprising the Units must be held indefinitely unless such Shares and Warrant Shares are registered under the Securities Act or an exemption from registration is available. Such Subscriber acknowledges that such Subscriber is familiar with Rule 144, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. Such Subscriber understands that to the extent that Rule 144 is not available, such Subscriber will be unable to sell any Shares or Warrant Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.

(h)           General. Such Subscriber understands that the Units and underlying securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of such Subscriber to acquire the Units and underlying securities.

(i)           Independent Investment. Except as may be disclosed in any filings with the Commission by the Subscribers under Section 13 and/or Section 16 of the Exchange Act, no Subscriber has agreed to act with any other Subscriber for the purpose of acquiring, holding, voting or disposing of the Units or underlying securities purchased hereunder for purposes of Section 13(d) under the Exchange Act, and each Subscriber is acting independently with respect to its investment in the Units and underlying securities.

(j)           Company’s Business. The Memorandum reflects the Company’s current intentions and business, financial and other information currently available to the Company and, as such, the Subscriber understands and acknowledges that the precise nature of the Company’s operations, use of proceeds, capital needs, and other factors inherent in the Company’s business can be expected to change from time to time.

(k)           Legend. The undersigned hereby agrees that the Company will insert the following legends on the face of the Shares, Warrants and the Warrant Shares in compliance with applicable securities laws:

“THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

ARTICLE IV

Indemnification

Section 4.1                      General Indemnity. The Company agrees to indemnify and hold harmless the Subscribers (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Subscribers as a result of any breach of the representations, warranties or covenants made by the Company herein. Each Subscriber severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any breach of the representations, warranties or covenants made by such Subscriber herein. The maximum aggregate liability of each Subscriber pursuant to its indemnification obligations under this Article IV shall not exceed the portion of the Purchase Price paid by such Subscriber hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.

Section 4.2                      Indemnification Procedure. Any party entitled to indemnification under this Article IV (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article IV except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party, which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall be liable for any settlement if the indemnifying party is advised of the settlement but fails to respond to the settlement within thirty (30) days of receipt of such notification. Notwithstanding anything in this Article IV to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

ARTICLE V

Miscellaneous

       Section 5.1                      Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

Section 5.2                     Consent to Jurisdiction. Each of the Company and the Subscribers (i) hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Subscribers consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 5.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 5.3                      Entire Agreement; Amendment. This Agreement, the Memorandum and the other Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents and the Memorandum, neither the Company nor any of the Subscribers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and the holders of over fifty percent (50%) of the Shares then outstanding (the “Majority Holders”). No such amendment shall be effective to the extent that it applies to less than all of the holders of the Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents.

Section 5.4                      Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via electronic mail or “Email” at the Email address set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Trading Day (defined below), (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via Email at the Email address set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. For purposes hereof, “Trading Day” means a day on which the OTCQB is open for trading.

Section 5.5                      Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 5.6                      Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

Section 5.7                      Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Subscribers, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in the Transaction Documents, a Subscriber may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its shares of Common Stock or Warrants in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company or the other Subscribers, after notice duly given by such Subscriber to the Company provided, that no such assignment or obligation shall affect the obligations of such Subscriber hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Subscribers.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Section 5.8                      No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 5.9                      Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

Section 5.10                      Survival. The representations and warranties of the Company and the Subscribers shall survive the execution and delivery hereof and the Closing hereunder for a period of one (1) year following the Closing Date.

Section 5.11                      Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Section 5.12                      Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Subscribers without the consent of the Subscribers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

Section 5.13                      Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

Section 5.14                      Further Assurances. From and after the date of this Agreement, upon the request of any Subscriber or the Company, each of the Company and the Subscribers shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Shares, the Warrants, the Warrant Shares, the Registration Rights Agreement and the other Transaction Documents.

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IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

METASTAT, INC.
By:__________________________________________
     Name:
     Title:

Address for Notice:

MetaStat, Inc.
27 Drydock Ave., 2nd Floor
Boston, MA 02210
Attention: Douglas A. Hamilton, CEO; or
Daniel Schneiderman, Vice President, Finance
Telephone No.: (617) 531-6500
Facsimile No. (646) 304-7086
Email: dhamilton@metastat.com and dschneiderman@metastat.com

With a copy to (which shall not constitute notice):

Loeb & Loeb LLP 345 Park Avenue New York, NY 10154 Attention: David J. Levine, Esq. Telephone No.: 212-407-4923 Facsimile No.: 212-818-1184 Email: dlevine@loeb.com

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SIGNATURE PAGE FOR SUBSCRIBERS FOLLOWS]

SUBSCRIBER SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Subscriber: ________________________

Signature of Authorized Signatory of Subscriber: ________________________

Name of Authorized Signatory: ________________________

Title of Authorized Signatory: ________________________

Email Address of Authorized Signatory: ________________________

Phone Number of Authorized Signatory: ________________________

Facsimile Number of Authorized Signatory: ________________________
Address for Notice to Subscriber:

________________________

________________________

________________________

Address for Delivery of Securities to Subscriber (if not same as address for notice):

________________________

________________________

________________________

Number of Units Subscribed For: __________

Subscription Proceeds (Number of Units Subscribed For x Purchase Price of $10,000): $__________

Shares to be Issued to Subscriber (Number of Units Subscribed For x 5,000): __________

Warrant to be Issued to Subscriber (Number of Units Subscribed For x 2,500): __________

Subscriber’s Tax I.D. or Social Security Number: __________

EXHIBIT A-1
TO THE SUBSCRIPTION AGREEMENT

ESCROW WIRE INSTRUCTIONS

A-1

COMPANY
DISCLOSURE SCHEDULE

Schedule 2.1(g) and Schedule 2.1(h)

The Company currently anticipates that its cash and cash equivalents will be sufficient to fund its operations through August 2016, without raising additional capital in this offering or another similar offering. While the Company is seeking to raise additional capital, the Company is actively pursuing a strategic alliance, joint venture, business combination or other similar transaction with various third parties.  However, the Company may not be able to complete such a transaction in the timely manner that is required by it in light of its current cash needs. In the event the Company does not timely obtain necessary equity and/or debt financing to continue its operations, or it is unable to timely consummate a strategic alliance, joint venture, business combination or other similar type of transaction, it will be forced to cease operations.